SECOND AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

This Second Amendment to the Securities Purchase Agreement (the “Amendment”) is entered into and effective on December 28, 2017 (the “Effective Date”), by and between Grey Cloak Tech, Inc., a Nevada corporation (the “Company”), and Crown Bridge Partners, LLC, a New York limited liability company (the “Buyer”) (individually as a “Party,” and collectively as the “Parties”).

RECITALS

WHEREAS, the Parties entered into a Securities Purchase Agreement on August 12, 2016 (as amended by Amendment No. 1 entered into on March 24, 2017) (the “Agreement”);

WHEREAS, the Company issued a Convertible Promissory Note to the Buyer in the principal amount of $300,000 on August 12, 2016 (the “Note”), the Note being issued pursuant to the Agreement; and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follow:

AGREEMENT

1.                  No warrants are due to Buyer under the Agreement other than the common stock purchase warrant issued on March 24, 2017 (the “Warrant”) by the Company to the Buyer.

Buyer shall immediately effectuate a cashless exercise of a portion of the remaining Warrant into 8,500,000 shares of the Company’s common stock, and any remaining amounts under the Warrant shall be cancelled and retired in full.

2.                  Buyer does not hold any other warrants to purchase the Company’s common stock.

3.                  The Company has no further obligation to issue any warrants to the Buyer, whether for past or future funding from Buyer, and the last sentence of Section 1(a) of the SPA, as amended in Amendment No. 1, will not apply to future funding pursuant to the Note after the Effective Date of this Amendment.

4.                  Except as set forth in this Amendment, all of the provisions of the Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment on the date set forth above and effective as of the Effective Date.

“Borrower” "Holder”

Grey Cloak Tech Inc., Crown Bridge Partners, LLC,

a Nevada corporation a New York limited liability company

______________________________ ______________________________

By: William C. Bossung By:

Its: Chief Financial Officer Its: